Property, plant and equipment (Tables)	6 Months Ended
Jun. 30, 2025
Property, plant and equipment.
Schedule of movement in the net book values of property, plant and equipment

		IT	Lab	Leasehold	Assets under
In CHF thousands	Furniture	equipment	equipment	improvements	construction	Total
Acquisition cost:
Balance at December 31, 2024	333	2,387	10,536	1,863	-	15,119
Additions	1	147	385	30	-	563
Disposals	-	-	(146)	-	-	(146)
Balance at June 30, 2025	334	2,534	10,775	1,893	-	15,536

Accumulated depreciation:
Balance at December 31, 2024	(258)	(2,056)	(9,053)	(1,101)	-	(12,468)
Depreciation expense	(20)	(110)	(446)	(148)	-	(724)
Disposal of accumulated depreciation	-	-	146	-	-	146
Balance at June 30, 2025	(278)	(2,166)	(9,353)	(1,249)	-	(13,046)

Carrying amount:
December 31, 2024	75	331	1,483	762	-	2,651
June 30, 2025	56	368	1,422	644	-	2,490